UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2016

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-53862

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1050 W. Jericho Turnpike, Suite A

11787

Smithtown, New York

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain

5.02      Officers; Compensatory Arrangements of Certain Officers.

On  October  24,  2016,  the  Board  of  Directors  of  iGambit  Inc.,  a  Delaware  corporation  (the

“Company”,  to which we sometimes refer as “we”,  “us” or “our”),  unanimously voted to remove Rory T.

Welch as our President and Chief Executive Officer.

On  October  24,  2016,  our  Board  of  Directors  unanimously  voted  to  appoint  John  Salerno  as  our interim  President  and  Chief  Executive  Officer,  to  replace  our  current  President  and  Chief  Executive

Officer  Rory  T.   Welch.   Mr.  Welch  will  remain  in  the  role  of  Chief  Executive  Officer  and  President  of our Subsidiary Wala, Inc. d/b/a ArcMail Technologies.

The will be no changes to the current compensation for the officers discussed above.

ITEM 9.01 Financial Statements and Exhibits

(d)     Exhibits

NONE

SIGNATURES

Pursuant  to  the  requirements  of  the  Securities  Exchange  Act  of  1934,  the  Registrant  caused  this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  October 24, 2016

iGambit Inc.

By:

/s/  Elisa Luqman

Elisa Luqman

Chief Financial Officer